UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2018

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, David S. Graziosi was appointed President and Chief Executive Officer of Allison Transmission Holdings, Inc. (the “Company”) and G. Frederick Bohley III was appointed Vice President, Chief Financial Officer and Treasurer of the Company effective June 1, 2018.

On May 29, 2018, the Compensation Committee of the Company’s Board of Directors approved the following elements of compensation in connection with Mr. Bohley’s appointment: (1) a base salary of $375,000, (2) an annual bonus opportunity under the Company’s annual incentive compensation program of 100% of base salary for target-level performance and 250% of base salary for maximum-level performance, and (3) the following equity awards issued under the Company’s 2015 Equity Incentive Award Plan (the “2015 Plan”), each with an effective grant date of June 1, 2018: (a) 1,653 restricted stock units (“RSUs”) that will vest in full on the third anniversary of the grant date; (b) 4,959 stock options that will vest in full on the third anniversary of the grant date; and (c) up to 3,306 performance units that will be earned based on the Company’s relative total stockholder return as compared to its industry peer group for the performance period 2018-2020.

The 2015 Plan and the forms of award agreements for RSUs, stock options and performance units are listed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission on February 15, 2018 (the “Form 10-K”).

The Compensation Committee also approved, and the Company entered into, a change in control severance agreement with Mr. Bohley in substantially the same form as the form change in control severance agreement entered into with our other named executive officers, other than David Graziosi, which is listed as an exhibit to the Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: June 1, 2018	By:	/s/ Eric C. Scroggins
Name: Eric C. Scroggins
Title: Vice President, General Counsel and Secretary